1Q’15 Financial Results April 17, 2015 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; failure to comply with anti-money laundering and anti-terrorism financing laws; effect of General Electric Capital Corporation being subject to regulation by the Federal Reserve Board both as a savings and loan holding company and as a systemically important financial institution; General Electric Company (GE) not completing the separation from us as planned or at all, GE’s inability to obtain savings and loan holding company deregistration (GE SLHC Deregistration) and GE continuing to have significant control over us; completion by the Federal Reserve Board of a review (with satisfactory results) of our preparedness to operate on a standalone basis, independently of GE, and Federal Reserve Board approval required for us to continue to be a savings and loan holding company, including the timing of the approval and the imposition of any significant additional capital or liquidity requirements; our need to establish and significantly expand many aspects of our operations and infrastructure; delays in receiving or failure to receive Federal Reserve Board agreement required for us to be treated as a financial holding company after the GE SLHC Deregistration; loss of association with GE’s strong brand and reputation; limited right to use the GE brand name and logo and need to establish a new brand; GE has significant control over us; terms of our arrangements with GE may be more favorable than what we will be able to obtain from unaffiliated third parties; obligations associated with being a public company; our incremental cost of operating as a standalone public company could be substantially more than anticipated; GE could engage in businesses that compete with us, and conflicts of interest may arise between us and GE; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed on February 23, 2015. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward- looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 1Q'15 Highlights Financial highlights • $552 million Net earnings, $0.66 EPS • Strong growth across the business  Purchase volume +10%, Loan receivables +7%, Platform revenue +5% • Asset quality continues to improve  Net charge-offs improved from 4.86% to 4.53% compared to prior year  30+ delinquency improved 30bps. compared to prior year • Expenses in-line with expectations • Delivering on our funding plan, deposits +$7.6 billion compared to prior year • Strong capital and liquidity  16.9% T1C (B1)  $13.8 billion high quality liquid assets Business highlights  Extended Amazon to a long-term renewal  Added a new top 40 partnership  Added a new CareCredit endorsement  Separation progress on track

4 Digital, Loyalty and Analytics Capabilities LOYALTY ANALYTICS MOBILE • Digital wallets: Apple Pay Samsung Pay CurrentC • Mobile services:  Application  Servicing  Rewards  Payment • Digital cards • GPShopper investment Proprietary Closed-Loop Network • Enables valuable data capture • Integrated multi- tender loyalty solution • Ability to deliver targeted offers across channels • Seamlessly migrate non- credit customers to credit products ONLINE • Partnered with retailers growing online • CareCredit Provider Locator • 31% of apps through digital channels in 2014 • 2014 digital purchase volume up 18% vs. 2013 • Receive SKU/category level data on over 50% of SYF’s network transactions • Actionable retail analytics, market research and creative services • Dedicated analytic centers and Synchrony Connect advisory team to drive growth • No interchange fees (a) Includes online and mobile (a) (a)

5 Growth Metrics +10% Purchase volume $ in billions Loan receivables $ in billions Active accounts Average active accounts in millions Platform revenue $ in millions 1Q'14 1Q'15 $21.1 $23.1 $54.3 $58.2 $2,581 $2,449 61.6 59.3 +4% +5% +7% 1Q'14 1Q'15 1Q'14 1Q'15 1Q'14 1Q'15

6 Platform Results Retail Card Loan receivables, $ in billions $37.2 $39.7 1Q'14 1Q'15  Strong receivable growth across partner programs  Platform revenue up 5% driven by receivable growth Payment Solutions Loan receivables, $ in billions $10.6 $11.8 1Q'14 1Q'15  Broad receivable growth led by home furnishing, auto and power equipment  Platform revenue up 8% driven by receivable growth CareCredit Loan receivables, $ in billions $6.5 $6.7 1Q'14 1Q'15  Receivable growth led by dental and veterinary  Platform revenue up 5% driven by receivable growth Purchase volume Accounts $16.7 48.2 $18.4 49.6 +10% +3% $2.7 6.7 $2.9 7.3 +10% +8% $1.7 4.4 $1.8 4.7 +6% +6% Platform revenue $1,690 $1,772 +5% $371 $400 +8% $388 $409 +5% +7% +11% +4% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Platform revenue $ in millions V% V% V%

7 Financial Results Summary earnings statement First quarter 2015 highlights $ in millions, except ratios Total interest income $3,150 $2,933 $217 7% Total interest expense 275 190 (85) (45)% Net interest income (NII) 2,875 2,743 132 5% Retailer share arrangements (RSA) (660) (594) (66) (11)% NII, after RSA 2,215 2,149 66 3% Provision for loan losses 687 764 77 10% Other income 101 115 (14) (12)% Other expense 746 610 (136) (22)% Pre-Tax earnings 883 890 (7) (1)% Provision for income taxes 331 332 1 0% Net earnings $552 $558 $(6) (1)% Return on assets 3.0% 3.9% (0.9)pts. 1Q'15 1Q'14% $ B/(W) • $552 million Net earnings, 3.0% ROA • Net interest income up 5% driven by growth in loan receivables  Interest and fees on loan receivables up 7% in-line with receivable growth  Interest expense increase driven by liquidity, funding mix and growth • Provision for loan losses declined 10%  Asset quality improved … 30+ delinquencies down 30bps. and NCO rate down 33bps. vs. prior year • Other income declined 12%  Increased loyalty partially offset with interchange due to program growth • Other expense in-line with expectations  Other expense increase primarily driven by infrastructure build and growth

8 Net Interest Income First quarter 2015 highlights • Net interest income up 5% driven by growth in receivables partially offset by higher funding costs  Interest and fees on loans up 7% in-line with loan receivable growth • Net interest margin decline driven primarily by increase in liquidity  Liquid assets increased to $13.8 billion, conservatively invested in cash and short-term U.S. Treasuries  Receivable yield 21.30%, down 34bps. reflecting slightly higher payment rate and growth in promotional balances  Interest expense increased in-line with expectations to 1.86%, impacting Net interest margin by 21bps. Net interest income $ in millions, % of average interest-earning assets 18.83% 15.79% 1Q'14 1Q'15 +5% $2,743 $2,875 Receivable yield 21.64% 21.30% (34)bps. 1Q'14 Net interest margin 18.83% Liquidity (2.49) Receivable yield (0.34) Interest expense (0.21) 1Q'15 Net interest margin 15.79% V% Net interest margin walk % of average interest-earning assets

9 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables Allowance for loan losses $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables 4.32% 4.26% 5.24% 5.46% 4.07% 4.88% $974 $1,051 3Q’13 3Q’14 $2,299 $2,416 $533 $673 $2,792 $3,102 1.83% 1.85% 4.86% 4.69% $656 4.05% $579 $658 5.48% $3,006 5.52% $2,998 5.05% $2,892 3.82% $2,097 4.09% $2,220 4.35% $2,488 $908 1.65% $1,046 1.93% $1,121 1.96% 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 4.75% $600 2Q’13 5.38% $2,784 2Q’13 3.85% $1,991 2Q’13 $844 2Q’13 1.63% (a) Excludes $62 million net charge-off related to disposition of non-core receivables (a) 4.14% $2,536 4Q’14 $1,162 4Q’14 1.90% 5.28% $3,236 4Q’14 4.32% $663 4Q’14 3.79% $2,209 1Q’15 $1,056 1Q’15 1.81% 5.59% $3,255 1Q’15 4.53% $668 1Q’15

10 Other expense $ in millions Other Expense Employee cost $193 $239 $46 24% Professional fees 130 162 32 25% Marketing/BD 83 82 (1) (1)% Information processing 52 63 11 21% Other 152 200 48 32% Other expense $610 $746 $136 22% Efficiency 26.9% 32.2% 5.3pts. $610 • Expense increase primarily driven by infrastructure build and growth investments • Employee costs up $46 million  Driven by employees added for separation and growth • Professional fees up $32 million  Driven by infrastructure build and growth • Marketing/BD costs down $1 million  Driven primarily by lower retail deposit marketing spend • Information processing up $11 million  Driven by IT investments and purchase volume growth • Other up $48 million driven primarily by a 1Q’14 reduction in reserves for regulatory matters (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% 22% (a) $746 1Q'14 1Q'15 First quarter 2015 highlights

11 Funding, Capital and Liquidity (b) Liquid assets $4.8 $13.8 Undrawn securitization capacity 0.5 6.6 Total liquidity $5.3 $20.4 % of total assets 8.9% 28.1% Tier 1 common $9.8 $9.8 Risk weighted assets $58.2 $59.9 Liquidity $ in billions 1Q'15 $20.4 $5.3 1Q'14 Capital ratios 1Q'15, $ in billions BI T1C % (c) Does not include unencumbered assets in the Bank that could be pledged (c) BIII CET1% (a) Estimated percentages and amounts (b) Calculated on a fully phased-in Basel III basis 16.9% 16.4% Funding sources $ in billions 1Q'14 1Q'15 Variance Deposits 55% 59% +4pts. Securitization 29% 24% (5)pts. GE Capital loan 16% - (16)pts. 3rd Party Debt - 17% +17pts. $50.1 $59.0 Deposits Securitization GECC Loan 3rd Party Debt $27.4 $14.6 $8.1 $35.0 $13.8 $10.2 V$ +10.2 (0.8) +7.6 (a)

12 1Q’15 Wrap Up • Net earnings of $552 million … $0.66 earnings per share • Broad based growth … Purchase volume +10%, Loan receivables +7%, Platform revenue +5% • Continuing to expand our digital, loyalty and analytic capabilities to drive our partners’ sales and our growth • Renewed Amazon under long-term extension … over 85% of Retail Card receivables under contract to 2019 and beyond • Signed a new top 40 partnership, expect to close Guitar Center in 2H’15 • Launched a new, significant CareCredit endorsement with VSP, the nation’s largest vision insurance provider • Fast growing deposit platform … deposits $35.0 billion, now 59% of funding • Strong balance sheet, $13.8 billion of liquid assets and 16.9% T1C (B1)

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14 Appendix

15 Non GAAP Reconciliations In order to assess and internally report the revenue performance of our three sales platforms, we use measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements.” Platform revenue is the sum of three line items in our Condensed Consolidated and Combined Statements of Earnings prepared in accordance with GAAP: “interest and fees on loans,” plus “other income,” less “retailer share arrangements.” Platform revenue and platform revenue excluding retailer share arrangements are not measures presented in accordance with GAAP. To calculate platform revenue we deduct retailer share arrangements but do not deduct other line item expenses, such as interest expense, provision for loan losses and other expense, because those items are managed for the business as a whole. We believe that platform revenue is a useful measure to investors because it represents management’s view of the net revenue contribution of each of our platforms. Platform revenue excluding retailer share arrangements represents management’s view of the gross revenue contribution of each of our platforms. These measures should not be considered a substitute for interest and fees on loans or other measures of performance we have reported in accordance with GAAP. We present certain capital ratios. As a new savings and loan holding company, we historically have not been required by regulators to disclose capital ratios, and therefore these capital ratios are non-GAAP measures. We believe these capital ratios are useful measures to investors because they are widely used by analysts and regulators to assess the capital position of financial services companies, although our Basel I Tier 1 common ratio is not a Basel I defined regulatory capital ratio, and our Basel I and Basel III Tier 1 common ratios may not be comparable to similarly titled measures reported by other companies. Our Basel I Tier 1 common ratio is the ratio of Tier 1 common equity (as calculated below) to total risk-weighted assets as calculated in accordance with the U.S. Basel I capital rules. Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

16 Non-GAAP Reconciliation The following table sets forth each component of our platform revenue for periods indicated below. ($ in millions) 2015 2014 Platform Revenue Total: Interest and fees on loans . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $3,140 $2,928 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $101 $115 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(660) $(594) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,581 $2,449 Retail Card: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,337 $2,178 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $86 $96 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(651) $(584) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,772 $1,690 Payment Solutions: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $403 $372 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $5 $8 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(8) $(9) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $400 $371 CareCredit: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $400 $378 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $10 $11 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(1) $(1) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $409 $388 For the Three Months Ended March 31,

17 COMMON EQUITY MEASURES GAAP Total common equity…………………………………………………..……. Less: Goodwill…………………………………………………………..……. Less: Intangible assets, net……………………………………………..…….. Tangible common equity……………………………………………………..…… Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)………….…... Basel I – Tier 1 capital and Tier 1 common equity…………………………..….. Adjustments for certain other intangible assets and deferred tax liabilities…... Basel III – Tier 1 common equity…………………………………………..…….. ASSET MEASURES Total assets……………………………………………………………………..…… Adjustments for: Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities…………………………………………. Other……………………………………………………………………..…… Total assets for leverage purposes – Basel I………………………………..……. Risk-weighted assets – Basel I…………………………………………………..... Additional risk weighting adjustments related to: Deferred taxes……………………………………………………………….... Loan receivables delinquent over 90 days…………………………..……..…. Other……………………………………………………………………..………. Risk-weighted assets – Basel III (fully phased in)………………………..……..… Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at March 31, 2015. $11,036 (949) (557) $9,530 293 $9,823 (12) $9,811 $72,721 (1,213) 136 $71,644 $58,184 1,224 528 (10) $59,926 $ in millions at March 31, 2015